Exhibit 10.2

DEFERRED STOCK UNIT AWARD AGREEMENT

pursuant to the

NONEMPLOYEE DIRECTOR DEFERRED COMPENSATION PROGRAM

under the

2005 OMNIBUS INCENTIVE PLAN

Participant:
Number of DSUs Awarded:
Purpose for Award:

THIS AGREEMENT, dated                         , represents the award of Deferred Stock Units (DSUs) by NPS Pharmaceuticals, Inc., a Delaware corporation (the “Company”), to the Participant named above, who is a Nonemployee Director of the Company. The Company hereby irrevocably grants to Participant the number of DSUs set forth above subject to the conditions provided herein and in the Nonemployee Director Deferred Compensation Program (the “Program”) and the 2005 Omnibus Incentive Plan (the “Plan”). Unless otherwise specified, capitalized terms shall have the meanings specified in the Plan and the Program. The terms and conditions of the Plan and the Program are incorporated by reference and govern except to the extent that this Agreement specifically provides otherwise.

This Agreement shall not confer upon the Participant any right to membership on the Company’s Board of Directors, nor shall this Agreement interfere in any way with the Company’s right to remove the Participant from the Board of Directors in accordance with the Company’s articles of incorporation and bylaws at any time.

Participant acknowledges receipt of a copy of the Plan and the Program, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Award subject to all the terms and provisions thereof. Participant hereby agrees to accept as binding and final all decisions of interpretation of the Board of Directors upon any questions arising under the Plan.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto have agreed, and do hereby agree to the terms and conditions of this Agreement.

IN WITNESS WHEREFORE, the parties have caused this Deferred Stock Unit Award Agreement to be executed effective as of the date shown above.

NPS PHARMACEUTICALS, INC.	PARTICIPANT

By:

Attachments:	Nonemployee Director Deferred Compensation Program 2005 Omnibus Incentive Plan